Virtus Strategic Allocation Series (the “Series”),

a series of Virtus Variable Insurance Trust

Supplement dated February 29, 2024 to the Series’ Summary Prospectus and

Statutory Prospectus (together, the “Prospectuses”), each dated April 28, 2023, as supplemented

Important Notice to Investors

The Board of Trustees of Virtus Variable Insurance Trust (the “Trust”) has approved certain changes in the Series’ investment strategies that will result in the following changes to the disclosure in the Prospectuses, effective April 28, 2024:

The disclosure under “Principal Investment Strategies” in the summary prospectus and the summary section of the statutory prospectus will be replaced with the following:

Diversified across equity and fixed income securities, the Series’ tactical allocation approach seeks to generate a combination of capital appreciation and income. For the Series’ U.S. equity allocation, the subadviser invests in a select group of large market capitalization growth companies believed by the Series’ subadviser to be undervalued relative to their future growth potential. The investment strategy emphasizes companies the subadviser believes to have a sustainable competitive advantage, strong management and low financial risk, and to be able to grow over market cycles. For the Series’ non-U.S. equity exposure, the subadviser’s investment strategy emphasizes companies that the subadviser believes to have a sustainable competitive advantage, strong management and low financial risk and to be able to grow over market cycles. For the fixed income allocation, the subadviser employs a time-tested approach of active sector rotation, extensive credit research, and disciplined risk management designed to capitalize on opportunities across the fixed income markets.

The Series invests in U.S. equity, non-U.S. equity and fixed income securities using a tactical allocation approach. Generally, the following percentages apply: 25% to 60% invested in U.S. equity securities, 5% to 30% invested in non-U.S. equity securities and 35% to 60% invested in fixed income securities. The equity allocation is invested in common, preferred, and ADR securities. The fixed income allocation may be invested in all sectors of fixed income securities, including high-yield (“junk bonds”), bank loans (which are generally floating rate), mortgage-backed and asset-backed, government, corporate, and municipal debt obligations. Normally, the Series’ fixed income allocation has a dollar-weighted average duration of between two and eight years. The Series may invest in both U.S. and foreign (non-U.S.) securities, including those of issuers in emerging market countries, and may invest in issuers of any size. Allocation percentages are measured at time of purchase.

Generally, the Series’ U.S. equity investments are in large market capitalization companies. As of the date of this Prospectus, the Series’ subadviser considers large market capitalization companies for this purpose to be those companies that, at the time of initial purchase, have market capitalizations within the range of the Russell 1000® Index on a rolling three-year basis. On this basis, as of September 30, 2023, the market capitalization range of companies included in the Russell 1000® Index was $67.5 million to $3.09 trillion. The Series’ non-U.S. equity investments are principally in small- and mid-capitalization companies. As of the date of this Prospectus, the Series’ equity subadviser considers small- and mid-capitalization companies to be those companies that, at the time of initial purchase, have market capitalizations generally within the range of companies included in the MSCI All Country World ex USA SMID Cap Index on a rolling three-year basis. On this basis, as of September 30, 2023, the total market capitalization range of companies included in the MSCI All Country World ex USA SMID Cap Index over the past three years was $0 to $40.4 billion.

The disclosure under “Principal Investment Strategies” in the summary prospectus and the summary section of the statutory prospectus will be replaced with the following:

>	Equity Securities Risk: The value of the stocks held by the Series may be negatively affected by the financial market, industries in which the Series invests, or issuer-specific events. Focus on a particular style or in small or medium-sized companies may enhance that risk.

>	Foreign Investing Risk: Investing in foreign securities subjects the Series to additional risks such as increased volatility; currency fluctuations; less liquidity; less publicly available information about the foreign investment; and political, regulatory, economic, and market risk.

>	Emerging Market Risk: Emerging markets securities may be more volatile, or more greatly affected by negative conditions, than those of their counterparts in more established foreign markets.

>	Credit Risk: If the issuer of a debt instrument fails to pay interest or principal in a timely manner, or negative perceptions exist in the market of the issuer’s ability to make such payments, the price of the security may decline.

>	Interest Rate Risk: The values of debt instruments may rise or fall in response to changes in interest rates, and this risk may be enhanced for securities with longer maturities.

>	High-Yield/High-Risk Fixed Income Securities (Junk Bonds) Risk: There is a greater risk of issuer default, less liquidity, and increased price volatility related to high-yield/high-risk securities than investment grade securities.

>	Mortgage-Backed and Asset-Backed Securities Risk: Changes in interest rates may cause both extension and prepayment risks for mortgage-backed and asset-backed securities. These securities are also subject to risks associated with the non-repayment of underlying collateral, including losses to the Series.

>	Market Volatility Risk: The value of the securities in the Series may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be short- or long-term. Local, regional or global events such as war or military conflict (e.g., Russia’s invasion of Ukraine), acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the Series and its investments, including hampering the ability of the Series’ portfolio manager(s) to invest the Series’ assets as intended.

>	Allocation Risk: The risk that the Series’ exposure to equities and fixed income securities, or to different asset classes, may vary from the intended allocation or may not be optimal for market conditions at a given time.

>	Bank Loan Risk: In addition to the risks typically associated with high-yield/high-risk fixed income securities, bank loans may be unsecured or not fully collateralized, may be subject to restrictions on resale, may be less liquid and may trade infrequently on the secondary market. Bank loans settle on a delayed basis; thus, sale proceeds may not be available to meet redemptions for a substantial period of time after the sale of the loan.

>	Currency Rate Risk: Fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of the Series’ shares.

>	Depositary Receipts Risk: Investments in foreign companies through depositary receipts may expose the Series to the same risks as direct investments in securities of foreign issuers.

>	Growth Stocks Risk: The Series’ investments in growth stocks may be more volatile than investments in other types of stocks, or may perform differently from the market as a whole and from other types of stocks.

>	Large Market Capitalization Companies Risk: The value of investments in larger companies may not rise as much as smaller companies, or larger companies may be unable to respond quickly to competitive challenges, such as changes in technology and consumer tastes.

>	Long-Term Maturities/Durations Risk: Debt instruments with longer maturities or durations may experience greater price fluctuations than instruments having shorter maturities or durations.

>	Municipal Securities Risk: Events negatively impacting a municipality, municipal security, or the municipal bond market in general, may cause the Series to decrease in value, perhaps significantly.

>	Preferred Stocks Risk: Preferred stocks may decline in price, fail to pay dividends when expected, or be illiquid.

>	Redemption Risk: One or more large shareholders or groups of shareholders may redeem their holdings in the Series, resulting in an adverse impact on remaining shareholders in the Series by causing the Series to take actions it would not otherwise have taken.

>	Small and Medium Market Capitalization Companies Risk: The Series’ investments in small and medium market capitalization companies may increase the volatility and risk of loss to the Series, as compared with investments in larger, more established companies.

>	U.S. Government Securities Risk: U.S. Government securities may be subject to price fluctuations. An agency may default on an obligation not backed by the full faith and credit of the United States. Any guarantee on U.S. government securities does not apply to the value of the Series’ shares.

In the section “More About Principal Investment Strategies” the disclosure beginning on page 5 of the statutory prospectus will be replaced with the following:

The Series invests in U.S. equity, non-U.S. equity and fixed income securities using a tactical allocation approach. Generally, the following percentages apply: 25% to 60% invested in U.S. equity securities, 5% to 30% invested in non-U.S. equity securities and 35% to 60% invested in fixed income securities. For this policy, “assets” means net assets plus the amount of any borrowings for investment purposes. The equity allocation is invested in common, preferred, and ADR securities. The fixed income allocation may be invested in all sectors of fixed income securities, including high-yield (“junk bonds”), mortgage-backed and asset-backed, government, corporate, and municipal debt obligations. The Series may invest in both U.S. and foreign (non-U.S.) securities, including those of issuers in emerging market countries, and may invest in issuers of any size. Allocation percentages are measured at time of purchase.

For the Series’ U.S. equity allocation, the Series invests in equity securities of large market capitalization companies. As of the date of this Prospectus, the Series’ subadviser considers large market capitalization companies for this purpose to be those companies that, at the time of initial purchase, have market capitalizations within the range of the Russell 1000® Index on a rolling three-year basis. On this basis, as of September 30, 2023, the market capitalization range of companies included in the Russell 1000® Index over the past three years was $67.5 million to $3.09 trillion.

The equity subadviser believes that owning a focused yet economically diversified portfolio of high quality companies will achieve attractive long-term risk-adjusted investment returns. The subadviser defines “high quality” as a qualitative business characteristic that enables a company to resist competitive forces and thereby produce high and enduring profitability. The subadviser applies thorough fundamental analysis to evaluate a company’s competitive attributes in order to identify high quality companies for the Series’ portfolio.

For the Series’ non-U.S. equity allocation, the Series invests in a select group of small-cap and mid-cap companies believed by the Series’ equity subadviser to be undervalued relative to their future market growth potential. The investment strategy emphasizes companies that the subadviser believes to have a sustainable competitive advantage, strong management and low financial risk and to be able to grow over market cycles. The Series’ non-U.S. equity investments are principally in small and mid-capitalization companies. As of the date of this Prospectus, the Series’ subadviser considers small and mid-capitalization companies to be those companies that, at the time of initial purchase, have market capitalizations generally within the range of companies included in the MSCI All Country World ex USA SMID Cap Index on a rolling three-year basis. On this basis, as of September 30, 2023 the total market capitalization range of companies included in the MSCI All Country World ex USA SMID Cap Index over the past three years was $0 to $40.4 billion. The equity subadviser’s sell discipline seeks to dispose of holdings that, among other things, are the subject of negative developments individually or as an industry, or as necessary to provide funding to upgrade and improve portfolio holdings or meet diversification requirements.

To the extent consistent with the Series’ investment objective and strategies, the Series’ equity subadviser may consider as an element of its investment research and decision making processes for the Series any environmental, social and/or governance (“ESG”) factors that the equity subadviser believes may influence risks and rewards of companies under consideration. However, any consideration of ESG factors will be within the context of the equity subadviser’s overall investment research and evaluation of whether such factors are relevant and financially material to a particular investment opportunity and, where deemed financially material to a particular investment opportunity, whether the equity subadviser believes such factors are likely to materially impact anticipated long-term capital appreciation of the investment opportunity. Although the specific ESG factors that will be relevant to each investment opportunity will differ, some examples of ESG factors the equity subadviser believes to be relevant to many investment opportunities are water stress, toxic emissions and waste, corporate governance, product safety and quality, labor management, and diversity & inclusion. In evaluating an existing or prospective investment, ESG is just one of several factors considered by the equity subadviser when making investments on behalf of the Series. In addition, ESG is not weighted more heavily than other considerations, and the Series could invest in a company even if such company scores poorly when any applicable ESG factors are considered.

Under normal circumstances, the fixed income portion of the Series is invested in the following sectors of fixed income securities:

●                     Securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities;

●                     Collateralized mortgage obligations (CMOs), real estate mortgage investment conduits (REMICs), and other pass-through securities, including those issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities;

●                     Debt securities issued by foreign issuers, including foreign governments and their political subdivisions and issuers located in emerging markets;

●                     Investment-grade securities (primarily of U.S. issuers, secondarily of non-U.S. issuers), which are securities with credit ratings within the four highest rating categories of a nationally recognized statistical rating organization; and

●                     High-yield debt instruments (so-called “junk bonds”), including bank loans (which are generally floating-rate).

The Series may invest in all or some of these sectors. If after the time of investment the rating declines, the Series is not obligated to sell the security.

Securities are selected using a sector rotation approach. The fixed income subadviser seeks to adjust the proportion of the Series’ fixed income investments in the sectors described above and the selections within sectors to obtain higher relative returns. Sectors are analyzed by the subadviser for attractive values. Securities within sectors are selected based on general economic and financial conditions, and the issuer’s business, management, cash, assets, earnings and stability. Securities selected for investment are those that the subadviser believes offer the best potential for total return based on risk-reward tradeoff.

The fixed income portion of the Series utilizes a duration neutral strategy. Duration measures the interest rate sensitivity of a fixed income security by assessing and weighting the present value of the security’s payment pattern. Generally, the longer the maturity the greater the duration and, therefore, the greater effect interest rate changes have on the price of the security. Under normal circumstances, the average duration of the fixed income portion of the Series is maintained at a level similar to that of its fixed income benchmark, the Bloomberg U.S. Aggregate Bond Index. As of September 30, 2023, the modified adjusted duration of the Bloomberg U.S. Aggregate Bond Index was 6.15 years. Typically, for a Series maintaining a modified adjusted duration of 6.15 years, a one percent increase in interest rates would cause a 6.15% decrease in the value of the Series’ fixed income assets. Similarly, a one percent decrease in interest rates typically would cause the value of the Series’ fixed income assets to increase by 6.15%. Fixed income securities generally will be sold if, in the opinion of the subadviser, they become overvalued, fundamentals change, or portfolio management considerations warrant.

The Series’ investment objective is non-fundamental, which means it may be changed without shareholder approval.

Temporary Defensive Strategy: During periods of adverse market conditions, the Series may take temporary defensive positions that are inconsistent with its principal investment strategies by holding all or part of its assets in cash or short-term money market instruments including obligations of the U.S. Government, high-quality commercial paper, certificates of deposit, bankers acceptances, bank interest-bearing demand accounts, and repurchase agreements secured by U.S. Government securities. When this allocation happens, the Series may not achieve its objective.

Please see “More About Principal Risks” for information about the risks of investing in the Series. Please refer to “Additional Risks Associated with Investment Techniques and Series Operations” for other investment techniques of the Series.

In the section “More About Principal Risks” the following will be added just before “Bank Loan Risk” to the disclosure beginning on page 5 of the statutory prospectus:

Allocation

A Series’ investment performance depends, in part, upon how its assets are allocated and reallocated by its adviser. If the Series’ exposure to equities and fixed income securities, or to other asset classes, deviates from the adviser’s intended allocation, or if the Series’ allocation is not optimal for market conditions at a given time, the Series’ performance may suffer.

All other disclosures concerning the Series, including fees, expenses and portfolio managers remain unchanged.

Investors should retain this supplement with the Prospectuses for future reference.

VVIT 8507 Strategic Allocation Changes (2/2024)

Virtus Strategic Allocation Series (the “Series”),

a series of Virtus Variable Insurance Trust

Supplement dated February 29, 2024 to the Virtus Variable Insurance Trust

Statement of Additional Information (“SAI”) dated April 28, 2023, as supplemented

The Board of Trustees of Virtus Variable Insurance Trust has approved a name change for the Series to Virtus Tactical Allocation Series. The changes will be effective April 28, 2024.

All references to Strategic Allocation Series will be changed to Tactical Allocation Series.

Investors should retain this supplement with the SAI for future reference.

VVIT 8507B Strategic Allocation Changes (2/2024)